Exhibit 99.1

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Press Release

HP Inc. Hosts Webcast to Update its Printing Sales Model

PALO ALTO, CA — (Marketwired) — June 21, 2016 — HP (NYSE: HPQ)

HP Inc. will host a live audio webcast today at 1:30 p.m. PT to discuss a recently announced divestiture, investments in its Printing business and updates to its financial outlook for fiscal 2016. The call will include Dion Weisler, HP’s President and Chief Executive Officer, Cathie Lesjak, HP’s Chief Financial Officer and Enrique Lores, HP’s President of Printing.  The conference call is accessible via an audio webcast at www.hp.com/investor/PrintingUpdateJune2016.  A replay of the webcast will be made available shortly after the call for approximately one year.

Outlook

For the fiscal 2016 third quarter, HP estimates non-GAAP diluted net earnings per share (“EPS”) from continuing operations to be in the range of $0.43 to $0.46 and GAAP diluted net EPS from continuing operations to be in the range of $0.40 to $0.43. Fiscal 2016 third quarter non-GAAP diluted net EPS from continuing operations estimates exclude $0.03 per share, related to restructuring charges, the amortization of intangible assets, non-operating retirement-related credits/charges and tax indemnification amounts.

For the full year fiscal 2016, HP reaffirms non-GAAP diluted net EPS from continuing operations to be in the range of $1.59 to $1.65 and GAAP diluted net EPS from continuing operations to be in the range of $1.52 to $1.58. Fiscal 2016 non-GAAP diluted net EPS from continuing operations estimates exclude $0.07 per share, related to restructuring charges, the amortization of intangible assets, non-operating retirement-related credits/charges and tax indemnification amounts.

For the full year fiscal 2016, HP estimates free cash flow to be in the range of $2.0 to $2.3 billion. With net capital expenditures expected to be $0.5 billion, cash provided by operating activities is estimated to be in the range of $2.5 to $2.8 billion.

For more information, including an overview presentation, visit HP’s Investor Relations website at www.hp.com/investor/home.

About HP Inc.

HP Inc. creates technology that makes life better for everyone, everywhere. Through our portfolio of printers, PCs, mobile devices, solutions, and services, we engineer experiences that amaze. More information about HP Inc. (NYSE: HPQ) is available at http://www.hp.com.

Use of non-GAAP financial information

To supplement HP’s consolidated outlook presented on a generally accepted accounting principles (GAAP) basis, HP provides net revenue on a constant currency basis as well as forecasts of non-GAAP diluted net earnings per share from continuing operations and free cash flow. A reconciliation of the adjustments to GAAP results is included in the materials accompanying this press release. In addition, an explanation of the ways in which HP’s management uses these non-GAAP measures to evaluate its business, the substance behind HP’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP’s management compensates for those limitations, and the substantive reasons why HP’s management believes that these non-GAAP measures provide useful information to investors is included under “Use of non-GAAP financial measures” below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for diluted net earnings per share from continuing operations or cash flows from operating activities prepared in accordance with GAAP.

Forward-looking statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP may differ materially from those expressed or implied by such forward-looking statements and assumptions.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of net revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, including the execution of the restructuring plans and any resulting cost savings, revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP’s products and the delivery of HP’s services effectively; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of the restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2016, and HP’s other filings with the Securities and Exchange Commission.

As in prior periods, the financial information set forth in this press release, including any tax-related items, reflects estimates based on information available at this time. These amounts could differ materially from the amounts that will ultimately be reported in HP’s Form 10-Q for the fiscal quarter ending July 31, 2016 or Form 10-K for the fiscal year ending October 31, 2016. HP assumes no obligation and does not intend to update these forward-looking statements. HP’s Investor Relations website at www.hp.com/investor/home contains a significant amount of information about HP, including financial and other information for investors. HP encourages investors to visit its website from time to time, as information is updated and new information is posted.

Use of non-GAAP financial measures

To supplement HP’s outlook presented on a GAAP basis, HP provides net revenue on a constant currency basis as well as forecasts of non-GAAP diluted net earnings per share from continuing operations and free cash flow.

These non-GAAP financial measures are not computed in accordance with, or as an alternative to, GAAP in the United States. Reconciliations of each of these non-GAAP financial measures to GAAP information are included in the materials accompanying this press release.

Use and economic substance of non-GAAP financial measures

Net revenue on a constant currency basis assumes no change in the foreign exchange rate from the prior-year period. Non-GAAP diluted net earnings per share from continuing operations consists of diluted net earnings per share from continuing operations excluding the effects of any charges relating to restructuring charges, the amortization of intangible assets, non-operating retirement-related credits/charges and tax indemnification amounts. In addition, non-GAAP diluted net earnings per share from continuing operations is adjusted by the amount of additional taxes or tax benefits associated with each non-GAAP item and other tax benefits or charges as a consequence of the separation transaction. HP’s management uses this non-GAAP financial measure for purposes of evaluating HP’s historical and prospective financial performance, as well as HP’s performance relative to its competitors. HP’s management also uses this non-GAAP measure to further its own understanding of HP’s segment operating performance. HP believes that excluding the items mentioned above from this non-GAAP financial measure allows HP’s management to better understand HP’s consolidated financial performance in relation to the operating results of HP’s segments, as HP’s management does not believe that the excluded items are reflective of ongoing operating results. More specifically, HP’s management excludes each of those items mentioned above for the following reasons:

•               Restructuring charges are costs associated with a formal restructuring plan and are primarily related to (i) employee termination costs and benefits and (ii) costs to vacate duplicative facilities. HP excludes these restructuring costs (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because it believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of HP’s current operating performance or comparisons to HP’s operating performance in other periods.

•               HP incurs charges relating to the amortization of intangible assets. Those charges are included in HP’s GAAP earnings from operations, operating margin, net earnings from continuing operations and diluted net earnings per share from continuing operations. Such charges are significantly impacted by the timing and magnitude of HP’s acquisitions, divestitures and any related impairment charges. Consequently, HP excludes these charges for purposes of calculating this non-GAAP measure to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s operating performance in other periods.

•               Non-operating retirement-related credits/charges includes certain market-related factors such as interest cost, expected return on plan assets, amortized actuarial gains or losses, and impacts from other market-related factors associated with our defined benefit pension and post-retirement benefit plans. The market-driven retirement-related gains or costs are primarily due to the changes in pension plan assets and liabilities which are tied to financial market performance and the company considers these gains or costs to be outside the operational performance of the business. Non-operating retirement-related credits/(charges) also include certain plan curtailments, settlements and special termination benefits related to HP’s defined benefit pension and post-retirement benefit plans. HP believes that eliminating such amounts for purposes of calculating non-GAAP measures facilitates a more meaningful evaluation of HP’s current operating performance and provides better transparency into the segment operating results.

•               HP incurred defined plan benefit settlement charges relating to the U.S. HP pension plan. The charges are associated with the net settlement and remeasurement resulting from voluntary lump sum payments offered to certain terminated vested participants. HP excludes these charges for the purpose of calculating this non-GAAP measure to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s operating performance in other periods.

•               As part of separation, HP evaluates all tax uncertain positions to determine the indemnification amounts under the Tax Matters Agreement with Hewlett Packard Enterprise Company and records the adjustments as tax indemnifications amounts for the period. HP excludes these adjustments for the purpose of calculating this non-GAAP measure to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s operating performance in other periods.

Free cash flow is a non-GAAP measure that is defined as cash flow from operations reduced by net capital expenditure. Net capital expenditure is computed as investments in property, plant and equipment less proceeds from the sale of property, plant and equipment. Because cash flow from operations does not include net capital expenditure, HP believes that free cash flow provides a helpful assessment of the amount of cash available for investment in HP’s businesses, repurchasing stock and other purposes.

Material limitations associated with use of non-GAAP financial measures

These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HP’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

•               Items such as amortization of intangible assets, though not directly affecting HP’s cash position, represent the loss in value of intangible assets over time. The expense associated with this change in value is not included in non-GAAP operating margin from continuing operations, non-GAAP net earnings from continuing operations or non-GAAP diluted net earnings per share from continuing operations, and therefore does not reflect the full economic effect of the change in value of those intangible assets.

•               Items such as restructuring charges, defined benefit plan settlement charges, non-operating retirement-related credits/charges, tax indemnifications and net valuation allowance, separation taxes and adjustments that are excluded from non-GAAP operating margin from continuing operations, non-GAAP net earnings from continuing operations and non-GAAP diluted net earnings per share from continuing operations can have a material impact on the equivalent GAAP earnings measure and cash flows.

•               Free cash flow, which includes net capital expenditures, does not represent the total increase or decrease in cash for the period.

•               Other companies may calculate the non-GAAP financial measures differently than HP, limiting the usefulness of those measures for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures

HP compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. HP also provides robust and detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure and in other written materials that include these non-GAAP financial measures, and HP encourages investors to review those reconciliations carefully.

Usefulness of non-GAAP financial measures to investors

HP believes that providing revenue on a constant currency basis, non-GAAP diluted net earnings per share from continuing operations and free cash flow to investors in addition to the related GAAP measures provides investors with greater transparency to the information used by HP’s management in its financial and operational decision making and allows investors to see HP’s results “through the eyes” of management. HP further believes that providing this information better enables HP’s investors to understand HP’s operating performance and financial condition and to evaluate the efficacy of the methodology and information used by HP’s management to evaluate and measure such performance and financial condition. Disclosure of these non-GAAP financial measures also facilitates comparisons of HP’s operating performance with the performance of other companies in HP’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

© Copyright 2015 HP Development Company, L.P.  The information contained herein is subject to change without notice. The only warranties for HP Inc. products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP Inc. shall not be liable for technical or editorial errors or omissions contained herein.